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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              October 18, 2000
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                               ANTEC CORPORATION
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             (Exact name of registrant as specified in its charter)


    Delaware                    000-22336                      36-3892082
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(State or other                (Commission                   (IRS Employer
jurisdiction of                File Number)                 Identification No.)
incorporation)


11450 Technology Circle, Duluth, Georgia                           30097
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code         (678) 473-2000
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                                 Not Applicable
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         (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On October 18, 2000, ANTEC Corporation, a Delaware corporation ("ANTEC"), and Nortel Networks, Inc., a Delaware corporation ("Nortel"), agreed to a transaction in which ANTEC will acquire Nortel's ownership interest in Arris Interactive L.L.C., a developer of broadband cable access technology and solutions ("Arris"). The acquisition involves the creation of a new holding company, currently named Broadband Parent Corporation, a Delaware corporation ("Newco"), and two separate but concurrent transactions. In one transaction, Nortel Networks LLC, a wholly owned subsidiary of Nortel, will contribute its 81.25% interest in Arris to Newco in exchange for 33 million shares of Newco common stock, par value $0.01 per share (the "Newco Common Stock"), and cash in the amount of $325 million (directly and, through the repayment of a loan, indirectly).

         In the other transaction, Broadband Transition Corporation, a newly formed Delaware corporation and wholly owned subsidiary of Newco, will merge (the "Merger") with and into ANTEC. In the Merger, each share of ANTEC common stock, par value $0.01 per share, will be converted into one share of Newco Common Stock. Upon the completion of the Merger, ANTEC will become a wholly owned subsidiary of Newco.

         The terms of the acquisition are set forth in an Agreement and Plan of Reorganization (the "Plan of Reorganization") dated as of October 18, 2000 by and among Newco, ANTEC, Broadband Transition Corporation, Nortel Networks LLC, Nortel and Arris.

         The parties intend that the acquisition, including the Merger, will qualify as a tax-free exchange under the Internal Revenue Code of 1986, as amended.

         Consummation of the acquisition is subject to various conditions, including: (i) receipt of necessary approvals by the stockholders of ANTEC;
(ii) the expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (iii) registration of the shares of Newco Common Stock to be issued in the Merger under the Securities Act of 1933, as amended; (iv) obtaining bank or other financing for the acquisition; and (v) satisfaction of certain other conditions.

         The foregoing summary of the acquisition is qualified in its entirety by reference to the texts of the Plan of Reorganization and other documents that are filed as exhibits hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Exhibits.

                           2.1      Agreement and Plan of Reorganization.

                           10.1     Investor Rights Agreement.


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                           10.2     Form of Intellectual Property Rights
                                    Agreement.

                           10.3     Form of Registration Rights Agreement.

                           10.4     Termination Agreement.

                           99.1 Text of joint press release dated October 18, 2000, issued by ANTEC and Nortel.


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ANTEC CORPORATION


                                        By:      /s/ Lawrence A. Margolis
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                                                 Lawrence A. Margolis
                                                 Executive Vice President and
                                                 Chief Financial Officer

Date:  October 25, 2000


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                                 EXHIBIT INDEX


         2.1      Agreement and Plan of Reorganization.

         10.1     Investor Rights Agreement.

         10.2     Form of Intellectual Property Rights Agreement.

         10.3     Form of Registration Rights Agreement.

         10.4     Termination Agreement.

         99.1 Text of joint press release dated October 18, 2000, issued by ANTEC and Nortel.






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